MERRILL LYNCH
ARIZONA
MUNICIPAL
BOND FUND








FUND LOGO








Annual Report

July 31, 1997





Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that most of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
Our portfolio strategy during the fiscal year provided shareholders with yield and total return results in line with similar Arizona tax-exempt mutual funds.

During the 12 months ended July 31, 1997, interest rates experienced a great deal of volatility. At the start of the Fund's fiscal year in August 1996, we believed that the economy was showing full employment and expected inflation to accelerate. However, inflation never surfaced, which set the bond market up for a significant rally. After being defensively postured in the late spring, we restructured the Fund to take advantage of any increase in bond prices. This strategy paid off for the first six months of the fiscal year. However, we experienced an extremely strong economy in the first quarter of 1997 and expected a Federal Reserve Board interest rate increase. The increase of 25 basis points came in February, and many economists predicted more would follow.

While Federal Reserve Board Chairman Alan Greenspan's "irrational exuberance" and the "new paradigm" theories worked themselves out, our investment strategy went into a neutral mode to seek to protect the Fund's net asset values. We increased cash reserves to 5% in March, which proved ineffective as the bond market reached its high in yields for the year. However, being in the market soon became beneficial to the Fund, because spring brought lower yields and higher bond prices. Since April the Fund has been fully invested and fully participated in the powerful market appreciation. As interest rates continue to decline, our strategy is expected to become slightly more defensive in order to seek to protect some of the gains the Fund enjoyed during the fiscal year.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arizona
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager


August 26, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and
Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          11/29/91**     7/97

ML Arizona Municipal Bond Fund++--
Class A Shares*                            $ 9,600      $14,706

ML Arizona Municipal Bond Fund++--
Class B Shares*                            $10,000      $14,885

Lehman Brothers Municipal Bond Index++++   $10,000      $15,394


Total Return Based on a $10,000 Investment--Class C Shares and
Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          10/21/94**     7/97

ML Arizona Municipal Bond Fund++--
Class C Shares*                            $10,000      $12,349

ML Arizona Municipal Bond Fund++--
Class D Shares*                            $ 9,600      $12,020

Lehman Brothers Municipal Bond Index++++   $10,000      $13,054

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Arizona Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Arizona, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.


Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +6.74%         +2.47%
Five Years Ended 6/30/97                   +6.75          +5.88
Inception (11/29/91)
through 6/30/97                            +7.44          +6.66

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +6.20%         +2.20%
Five Years Ended 6/30/97                   +6.21          +6.21
Inception (11/29/91)
through 6/30/97                            +6.90          +6.90


[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +6.20          +5.20%
Inception (10/21/94)
through 6/30/97                            +7.15          +7.15


[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +6.64%         +2.37%
Inception (10/21/94)
through 6/30/97                            +7.68          +6.06


[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
11/29/91--12/31/91       $10.00       $10.24           --                   $0.052           + 2.92%
1992                      10.24        10.49           --                    0.741           +10.01
1993                      10.49        11.07         $0.065                  0.739           +13.48
1994                      11.07         9.79          0.054                  0.568           - 6.03
1995                       9.79        10.98           --                    0.545           +18.11
1996                      10.98        10.65           --                    0.545           + 2.09
1/1/97--7/31/97           10.65        10.87           --                    0.308           + 5.21
                                                     ------                 ------
                                               Total $0.119           Total $3.498

                                                      Cumulative total return as of 7/31/97: +53.17%**


 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
11/29/91--12/31/91       $10.00       $10.24           --                   $0.047           + 2.87%
1992                      10.24        10.49           --                    0.688           + 9.45
1993                      10.49        11.07         $0.065                  0.684           +12.91
1994                      11.07         9.79          0.054                  0.516           - 6.50
1995                       9.79        10.98           --                    0.492           +17.52
1996                      10.98        10.65           --                    0.491           + 1.58
1/1/97--7/31/97           10.65        10.87           --                    0.278           + 4.90
                                                     ------                 ------
                                               Total $0.119           Total $3.196

                                                      Cumulative total return as of 7/31/97: +48.85%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $10.05       $ 9.79         $0.054                 $0.091           - 1.13%
1995                       9.79        10.98           --                    0.480           +17.39
1996                      10.98        10.65           --                    0.480           + 1.48
1/1/97--7/31/97           10.65        10.87           --                    0.272           + 4.84
                                                     ------                 ------
                                               Total $0.054           Total $1.323

                                                      Cumulative total return as of 7/31/97: +23.49%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $10.05       $ 9.78         $0.054                 $0.107           - 1.07%
1995                       9.78        10.97           --                    0.534           +18.01
1996                      10.97        10.64           --                    0.534           + 1.99
1/1/97--7/31/97           10.64        10.86           --                    0.301           + 5.15
                                                     ------                 ------
                                               Total $0.054           Total $1.476

                                                      Cumulative total return as of 7/31/97: +25.21%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                               12 Month   3 Month
                                               7/31/97   4/30/97    7/31/96    % Change   % Change
Class A Shares*                                 $10.87    $10.49     $10.54      +3.13%     +3.62%
Class B Shares*                                  10.87     10.49      10.54      +3.13      +3.62
Class C Shares*                                  10.87     10.48      10.54      +3.13      +3.72
Class D Shares*                                  10.86     10.48      10.53      +3.13      +3.63
Class A Shares--Total Return*                                                    +8.63(1)   +4.99(2)
Class B Shares--Total Return*                                                    +8.08(3)   +4.85(4)
Class C Shares--Total Return*                                                    +7.97(5)   +4.93(6)
Class D Shares--Total Return*                                                    +8.52(7)   +4.96(8)
Class A Shares--Standardized 30-day Yield         4.31%
Class B Shares--Standardized 30-day Yield         3.99%
Class C Shares--Standardized 30-day Yield         3.89%
Class D Shares--Standardized 30-day Yield         4.22%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.550 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.496 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.486 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.539 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.136 per share ordinary income dividends.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Arizona Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
LEVRRS    Leveraged Reverse Rate Securities
PCR       Pollution Control Revenue Bonds
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                                        Issue                                        (Note 1a)
Arizona--91.4%
                              Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                              Bonds, AMT, Series B:
NR*      A          $ 1,600     7% due 3/01/2003                                                                 $ 1,734
NR*      A            1,100     7% due 3/01/2005                                                                   1,188

NR*      A              750   Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                              Bonds, AMT, Sub-Series, 6.625% due 9/01/2005                                           809

NR*      Aaa          2,245   Arizona Health Facilities Authority, Hospital System Revenue Refunding
                              Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                        2,566

AA       Aa           1,660   Arizona State Transportation Board, Highway Revenue Refunding Bonds,
                              Sub-Series A, 5% due 7/01/2010                                                       1,709

AA+      Aa1          2,000   Arizona State Wastewater Management Authority, Wastewater Treatment
                              Financial Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011            2,245

NR*      Aa           2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Bonds,
                              AMT, Senior Series B, 6.60% due 5/01/2010                                            2,182

NR*      Aaa            665   Arizona Water Infrastructure Financing Authority Revenue Bonds (Water
                              Quality Financial Assistance), Series A, 6.10% due 7/01/2006 (d)                       747

AAA      Aaa            700   Avondale, Arizona, Municipal Development Corporation, Municipal Facilities
                              Revenue Bonds, 6.625% due 7/01/2001 (d)(h)                                             770

AAA      Aaa          1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due 7/01/2014 (d)            1,129

                              Coconino and Yavapai Counties, Arizona, Joint Unified School District No.
                              9, GO (Sedona Oak Creek), UT, Series A (h):
A-       Baa1           200     6.70% due 7/01/2001                                                                  220
A-       Baa1           250     6.75% due 7/01/2001                                                                  276

BBB-     NR*          1,750   Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada
                              Power Co. Project), AMT, 6.375% due 10/01/2036                                       1,811

AAA      Aaa          3,620   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due
                              7/01/2022 (b)                                                                        4,034

                              Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                              (American Graduate School International) (g):
AAA      NR*          1,000     7.125% due 7/01/2005 (h)                                                           1,185
AAA      NR*            500     5.875% due 7/01/2015                                                                 527

AAA      Aaa          2,250   Maricopa County, Arizona, Elementary School District No. 38 (Madison), UT,
                              Series A, 5% due 7/01/2014 (b)                                                       2,245

AAA      Aaa          4,500   Maricopa County, Arizona, Elementary School District No. 68, Revenue
                              Refunding Bonds (Alhambra), UT, Series A, 6.75% due 7/01/2014 (f)                    5,099

BBB-     Baa1         1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                              Corporation), 6.125% due 4/01/2018                                                   1,037

AAA      Aaa          2,000   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Saint
                              Joseph's Care Center Project), Series A, 7.75% due 7/01/2020 (d)                     2,221

                              Maricopa County, Arizona, IDA, Hospital Facilities Revenue Bonds:
AAA      Aaa          1,495     7.50% due 12/01/2013 (c)                                                           1,666
AAA      Aaa            750     Refunding (Samaritan Health Services), Series A, 7% due 12/01/2013 (d)               825

                              Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+      P1             600     (Arizona Public Service Co.), VRDN, Series C, 3.60% due 5/01/2029 (a)                600
BB+      Ba1          1,500     (Public Service Company of New Mexico Project), Series A, 6.30% due
                                12/01/2026                                                                         1,571

AAA      Aaa          2,125   Mesa, Arizona, Utilities System Revenue Bonds, 6.125% due 7/01/2013 (b)              2,342

NR*      NR*          2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project), AMT, 6.70%
                              due 3/01/2020                                                                        2,169


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                                        Issue                                        (Note 1a)
Arizona (concluded)

AAA      Aaa        $ 1,325   Mohave County, Arizona, Unified High School District No. 30 (Mohave), GO,
                              UT, Series B, 6.70% due 7/01/2001 (b) (h)                                          $ 1,461

                              Peoria, Arizona, Improvement District No. 8801, Special Assessment Bonds
                              (North Valley Power Center):
BBB      NR*            200     7.30% due 1/01/2009                                                                  223
BBB      NR*            395     7.30% due 1/01/2011                                                                  438

                              Peoria, Arizona, Improvement District No. 8802, Special Assessment Bonds:
BBB      NR*            430     7.20% due 1/01/2010                                                                  476
BBB      NR*            510     7.20% due 1/01/2013                                                                  565

AAA      Aaa          1,000   Peoria, Arizona, Water and Sewer Revenue Refunding Bonds, 6.625% due
                              7/01/2006 (b)                                                                        1,079

AAA      Aaa          2,000   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities Excise
                              Tax Revenue Bonds, 6.90% due 7/01/2004 (d) (h)                                       2,331

AA-      Aa           1,250   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds
                              Junior Lien, 6% due 7/01/2019                                                        1,322

AA+      Aa1          1,400   Phoenix, Arizona, GO, Refunding, UT, Series A, 6.25% due 7/01/2017                   1,621

AAA      Aaa            750   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners),
                              Series A, 5.625% due 4/01/2014 (d)                                                     786

AAA      Aaa            950   Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due 7/01/2015 (b)         1,038

BBB      NR*            750   Prescott Valley, Arizona, Improvement District, Special Assessment Sewer
                              Collection System, Roadway Repair Revenue Bonds, 7.90% due 1/01/2012                   855

AA       Aa           4,000   Salt River Project, Arizona, Agricultural Improvement and Power District,
                              Electric System Revenue Bonds, Series A, 6.50% due 1/01/2022                         4,330

BBB      NR*          1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                     1,767

AAA      Aaa            500   Tucson, Arizona, Airport Authority Revenue Bonds, AMT, Series B, 7.25% due
                              6/01/2020 (d)                                                                          544

                              Tucson, Arizona, Water Revenue Bonds:
A+       A1           1,250     Refunding, 6.50% due 7/01/2016                                                     1,357
A+       NR*          1,650     Series D, 6.75% due 7/01/2001 (h)                                                  1,834

                              University of Arizona Revenue Bonds:
AA       A1           2,000     Refunding, Series A, 6.20% due 6/01/2016                                           2,283
AA       NR*          1,570     Series B, 6.90% due 6/01/2000 (h)                                                  1,717

Puerto Rico--5.7%

AAA      Aaa          2,000   Puerto Rico Commonwealth, YCN, 7.888% due 7/01/2020 (c) (e)                          2,205

AAA      Aaa          1,900   Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS, 8.084%
                              due 7/01/2023 (c) (e)                                                                2,111

Total Investments (Cost--$66,856)--97.1%                                                                          73,250

Other Assets Less Liabilities--2.9%                                                                                2,189
                                                                                                                 -------
Net Assets--100.0%                                                                                               $75,439
                                                                                                                 =======

  *Not Rated.
(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(f)AMBAC Insured.
(g)Connie Lee Insured.
(h)Prerefunded.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$66,855,932) (Note 1a)                          $ 73,249,878
                    Cash                                                                                          76,075
                    Receivables:
                      Securities sold                                                      $  2,529,667
                      Interest                                                                  609,431
                      Beneficial interest sold                                                   34,950        3,174,048
                                                                                           ------------
                    Prepaid expenses and other assets                                                              2,135
                                                                                                            ------------
                    Total assets                                                                              76,502,136
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      736,003
                      Beneficial interest redeemed                                              101,070
                      Dividends to shareholders (Note 1f)                                        97,384
                      Investment adviser (Note 2)                                                35,210
                      Distributor (Note 2)                                                       25,485          995,152
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        67,942
                                                                                                            ------------
                    Total liabilities                                                                          1,063,094
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 75,439,042
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    128,857
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        535,961
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,805
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         20,142
                    Paid-in capital in excess of par                                                          70,346,854
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,995,523)
                    Unrealized appreciation on investments--net                                                6,393,946
                                                                                                            ------------
                    Net assets                                                                              $ 75,439,042
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $14,011,872 and 1,288,569
                    shares of beneficial interest outstanding                                               $      10.87
                                                                                                            ============
                    Class B--Based on net assets of $58,281,886 and 5,359,612
                    shares of beneficial interest outstanding                                               $      10.87
                                                                                                            ============
                    Class C--Based on net assets of $957,090 and 88,049
                    shares of beneficial interest outstanding                                               $      10.87
                                                                                                            ============
                    Class D--Based on net assets of $2,188,194 and 201,417
                    shares of beneficial interest outstanding                                               $      10.86
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                        For the Year Ended July 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  4,818,937
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    442,015
                    Account maintenance and distribution fees--Class B (Note 2)                 314,905
                    Accounting services (Note 2)                                                 62,922
                    Professional fees                                                            52,728
                    Transfer agent fees--Class B (Note 2)                                        24,491
                    Registration fees                                                            15,867
                    Printing and shareholder reports                                             13,836
                    Account maintenance and distribution fees--Class C (Note 2)                   7,326
                    Pricing fees                                                                  5,881
                    Custodian fees                                                                5,298
                    Amortization of organization expenses (Note 1e)                               4,868
                    Transfer agent fees--Class A (Note 2)                                         4,361
                    Trustees' fees and expenses                                                   3,960
                    Account maintenance fees--Class D (Note 2)                                    2,042
                    Transfer agent fees--Class D (Note 2)                                           630
                    Transfer agent fees--Class C (Note 2)                                           485
                    Other                                                                         3,721
                                                                                           ------------
                    Total expenses                                                                               965,336
                                                                                                            ------------
                    Investment income--net                                                                     3,853,601
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            151,745
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      2,230,318
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  6,235,664
                                                                                                            ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1997             1996
Operations:         Investment income--net                                                 $  3,853,601     $  4,136,261
                    Realized gain on investments--net                                           151,745          375,382
                    Change in unrealized appreciation on investments--net                     2,230,318          351,174
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,235,664        4,862,817
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (735,203)        (769,592)
(Note 1f):            Class B                                                                (2,958,031)      (3,253,699)
                      Class C                                                                   (56,040)         (57,446)
                      Class D                                                                  (104,327)         (55,524)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,853,601)      (4,136,261)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (11,798,372)      (4,200,184)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (9,416,309)      (3,473,628)
                    Beginning of year                                                        84,855,351       88,328,979
                                                                                           ------------     ------------
                    End of year                                                            $ 75,439,042     $ 84,855,351
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                    Class A
from information provided in the financial statements.
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  10.54   $  10.46  $  10.40  $  11.01   $  10.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .54       .55       .57        .60
                    Realized and unrealized gain (loss) on
                    investments--net                                       .33        .08       .11      (.39)       .39
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .88        .62       .66       .18        .99
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.55)      (.54)     (.55)     (.57)      (.60)
                      Realized gain on investments--net                     --         --      (.01)     (.22)      (.12)
                      In excess of realized gain on investments
                      --net                                                 --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.55)      (.54)     (.60)     (.79)      (.72)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.87   $  10.54  $  10.46  $  10.40   $  11.01
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.63%      6.04%     6.76%     1.62%      9.62%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .79%       .79%      .80%      .56%       .41%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .79%       .79%      .83%      .80%       .81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.21%      5.09%     5.44%     5.32%      5.57%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 14,012   $ 14,988  $ 14,893  $ 18,363   $ 17,988
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.68%     36.39%    62.65%    53.35%     73.48%
                                                                      ========   ========  ========  ========   ========


The following per share data and ratios have been derived                                    Class B
from information provided in the financial statements.
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  10.54   $  10.46  $  10.40  $  11.01   $  10.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .49       .50       .52        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                       .33        .08       .11      (.39)       .39
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .83        .57       .61       .13        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.50)      (.49)     (.50)     (.52)      (.54)
                      Realized gain on investments--net                     --         --      (.01)     (.22)      (.12)
                      In excess of realized gain on investments
                      --net                                                 --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.50)      (.49)     (.55)     (.74)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.87   $  10.54  $  10.46  $  10.40   $  11.01
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.08%      5.49%     6.22%     1.11%      9.07%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.30%      1.30%     1.31%     1.07%       .92%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.30%      1.30%     1.33%     1.30%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.70%      4.59%     4.92%     4.82%      5.06%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $ 58,282   $ 66,497  $ 72,090  $ 80,616   $ 81,078
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.68%     36.39%    62.65%    53.35%     73.48%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                       Class C                        Class D

                                                                                  For the                        For the
                                                                                  Period                         Period
The following per share data and ratios have been derived         For the         Oct. 21,      For the          Oct. 21,
from information provided in the financial statements.          Year Ended       1994++ to     Year Ended       1994++ to
                                                                  July 31,        July 31,       July 31,        July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of period   $  10.54   $  10.46   $  10.05  $  10.53  $  10.45   $  10.05
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .49        .48        .37       .54       .53        .42
                    Realized and unrealized gain on
                    investments--net                            .33        .08        .46       .33       .08        .45
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .82        .56        .83       .87       .61        .87
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.49)      (.48)      (.37)     (.54)     (.53)      (.42)
                      Realized gain on investments--net          --         --       (.01)       --        --       (.01)
                      In excess of realized gain on
                      investments--net                           --         --       (.04)       --        --       (.04)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.49)      (.48)      (.42)     (.54)     (.53)      (.47)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.87   $  10.54   $  10.46  $  10.86  $  10.53   $  10.45
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        7.97%      5.38%      8.53%+++  8.52%     5.93%      8.92%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement            1.40%      1.40%      1.43%*     .89%      .89%       .93%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Expenses                                  1.40%      1.40%      1.43%*     .89%      .89%       .93%*
                                                           ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.59%      4.49%      4.58%*    5.11%     5.01%      5.23%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $    957   $  1,499   $    729  $  2,188  $  1,871   $    617
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       29.68%     36.39%     62.65%    29.68%    36.39%     62.65%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                       Account      Distribution
                                    Maintenance Fee     Fee

Class B                                 0.25%          0.25%
Class C                                 0.25%          0.35%
Class D                                 0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD          MLPF&S

Class A                                $2,092         $1,700
Class D                                $  339         $3,679

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $121,732 and $2,010 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $23,114,287 and $34,576,170, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $    565,207   $  6,393,946
Financial futures contracts          (413,462)            --
                                 ------------   ------------
Total                            $    151,745   $  6,393,946
                                 ============   ============

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $6,393,946, all of which related to appreciated securities. The aggregate cost of investments at July
31, 1997 for Federal income tax purposes was $66,855,932.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $11,798,372 and $4,200,184 for the years ended July 31, 1997 and July 31, 1996, respectively.

NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Year Ended                                          Dollar
July 31, 1997                         Shares        Amount

Shares sold                           135,108   $  1,430,774
Shares issued to shareholders
in reinvestment of dividends           37,066        392,786
                                 ------------   ------------
Total issued                          172,174      1,823,560
Shares redeemed                      (305,791)    (3,233,977)
                                 ------------   ------------
Net decrease                         (133,617)  $ (1,410,417)
                                 ============   ============


Class A Shares for the

Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           158,471   $  1,664,285
Shares issued to shareholders
in reinvestment of dividends           37,815        403,055
                                 ------------   ------------
Total issued                          196,286      2,067,340
Shares redeemed                      (197,525)    (2,098,198)
                                 ------------   ------------
Net decrease                           (1,239)  $    (30,858)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
July 31, 1997                         Shares        Amount

Shares sold                           617,462   $  6,538,480
Shares issued to shareholders
in reinvestment of dividends          112,661      1,193,941
                                 ------------   ------------
Total issued                          730,123      7,732,421
Automatic conversion of
shares                                (33,885)      (358,302)
Shares redeemed                    (1,646,309)   (17,437,458)
                                 ------------   ------------
Net decrease                         (950,071)  $(10,063,339)
                                 ============   ============

Class B Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                         1,176,459   $ 12,522,295
Shares issued to shareholders
in reinvestment of dividends          121,346      1,293,460
                                 ------------   ------------
Total issued                        1,297,805     13,815,755
Automatic conversion of
shares                                (32,533)      (348,316)
Shares redeemed                    (1,845,769)   (19,662,985)
                                 ------------   ------------
Net decrease                         (580,497)  $ (6,195,546)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            28,288   $    298,514
Shares issued to shareholders
in reinvestment of dividends            3,437         36,392
                                 ------------   ------------
Total issued                           31,725        334,906
Shares redeemed                       (86,000)      (912,398)
                                 ------------   ------------
Net decrease                          (54,275)  $   (577,492)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            89,888   $    953,026
Shares issued to shareholders
in reinvestment of dividends            3,816         40,631
                                 ------------   ------------
Total issued                           93,704        993,657
Shares redeemed                       (21,076)      (224,505)
                                 ------------   ------------
Net increase                           72,628   $    769,152
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            44,242   $    470,086
Automatic conversion of
shares                                 33,915        358,302
Shares issued to shareholders
in reinvestment of dividends            4,452         47,135
                                 ------------   ------------
Total issued                           82,609        875,523
Shares redeemed                       (58,869)      (622,647)
                                 ------------   ------------
Net increase                           23,740   $    252,876
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           101,332   $  1,072,810
Automatic conversion of
shares                                 32,564        348,316
Shares issued to shareholders
in reinvestment of dividends            2,352         25,016
                                 ------------   ------------
Total issued                          136,248      1,446,142
Shares redeemed                       (17,616)      (189,074)
                                 ------------   ------------
Net increase                          118,632   $  1,257,068
                                 ============   ============


5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $798,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Arizona Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 2, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Arizona Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.
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